GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Jacada Ltd. ("Jacada") and its subsidiaries (collectively - "the Company") develop, market and support unified service desktop and process optimization solutions that simplify and automate customer service processes. The Company generates revenues from licensing its software products and from services such as implementation and customization, consulting, training and maintenance and support.

Jacada Ltd.'s wholly-owned subsidiaries include Jacada, Inc., a corporation organized under the laws of the state of Delaware, Jacada (Europe) Limited, a company organized under the laws of England and Jacada Nordic AB, a company organized under the laws of Sweden. Jacada (Europe) Limited owns 100% of the stock of Jacada Deutschland GmbH, a limited liability company organized under the laws of Germany. The majority of the Company's sales are made in North America and Europe.

b.	As for major customers, see Note 11b.